SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CELESTIAL SEASONINGS

                    GEMINI CAPITAL MANAGEMENT LTD
                                 5/30/00           32,500-             *DO
                    GAMCO INVESTORS, INC.
                                 5/30/00          104,600-             *DO
                                 5/26/00           12,500-           33.4255
                                 5/25/00            9,000-           33.9528
                                 5/23/00              800-           32.8417
                                 5/03/00            1,000-           33.5639
                                 5/03/00            2,000            33.6239
                                 5/03/00            1,000-           33.6239
                    GABELLI ADVISERS, INC.
                                 5/25/00            3,500-             *DO
          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 5/30/00           38,000-             *DO
                         GABELLI SMALL CAP GROWTH FUND
                                 5/30/00           80,000-             *DO
                         GABELLI EQUITY TRUST
                                 5/30/00           58,500-             *DO
                         GABELLI ASSET FUND
                                 5/30/00           60,000-             *DO
                         GABELLI CAPITAL ASSET FUND
                                 5/30/00           21,000-           36.2994
                                 5/30/00            9,000-             *DO


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

           *THESE TRANSACTIONS WERE IN CONNECTION WITH THE MERGER DESCIBED
            IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.